UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2022

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 15, 2022, SINTX Technologies, Inc. held its 2022 annual meeting of stockholders at which the following matters were voted on:

Proposal No. 1: A proposal to elect two Class II directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2025 or until their respective successors are elected and qualified. This proposal was approved.

Nominee	Votes For	Votes Withheld	Broker Non-vote	Abstain
Eric A. Stookey	6,039,456	1,798,116	11,466,273	-
David W. Truetzel	6,243,840	1,593,732	11,466,273	-

Proposal No. 2: A proposal to ratify the Audit Committee’s appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2022. This proposal was ratified.

For	Against	Abstain	Broker Non-vote
17,901,262	1,086,907	315,676	-

Proposal No. 3: A proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation.” This proposal was adopted.

For	Against	Abstain	Broker Non-vote
4,042,333	3,347,524	447,715	11,466,273

Proposal No. 4: A proposal to grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-one hundred (1-for-100) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders. This proposal was approved.

For	Against	Abstain	Broker Non-vote
185,633,785	83,619,028	51,031	-

Proposal No. 5: A proposal to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals. This proposal was approved.

For	Against	Abstain	Broker Non-vote
12,389,026	6,669,928	244,891	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX TECHNOLOGIES, INC.

Date: December 16, 2022	/s/ B Sonny Bal
B. Sonny Bal
Chief Executive Officer